Ciena Corporation Earnings Presentation Period ended October 31, 2019 December 12, 2019 Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary.

Forward-looking statements and non-GAAP measures Information in this presentation and related comments of presenters contain a number of forward-looking statements. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward-looking statements include Ciena’s long-term financial targets, prospective financial results, return of capital plans, business strategies, expectations about its addressable markets and market share, and business outlook for future periods, as well as statements regarding Ciena’s expectations, beliefs, intentions or strategies regarding the future. Often, these can be identified by forward-looking words such as “target” “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “plan,” “predict,” “potential,” “project, “continue,” and “would” or similar words. Ciena's actual results, performance or events may differ materially from these forward-looking statements made or implied due to a number of risks and uncertainties relating to Ciena's business, including: the effect of broader economic and market conditions on our customers and their business; our ability to execute our business and growth strategies; changes in network spending or network strategy by our customers; seasonality and the timing and size of customer orders, including our ability to recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; supply chain disruptions and the level of success relating to efforts to optimize Ciena's operations; changes in foreign currency exchange rates affecting revenue and operating expense; the impact of the Tax Cuts and Jobs Act; changes in tax or trade regulations, including the imposition of tariffs and duties; and the other risk factors disclosed in Ciena’s periodic reports filed with the Securities and Exchange Commission (SEC) including Ciena’s Annual Report on Form 10-K to be filed with the SEC and Ciena’s Quarterly Report on Form 10-Q filed with the SEC on September 11, 2019. All information, statements, and projections in this presentation and the related earnings call speak only as of the date of this presentation and related earnings call. Ciena assumes no obligation to update any forward-looking or other information included in this presentation or related earnings calls, whether as a result of new information, future events or otherwise. In addition, this presentation includes historical, and may include prospective, non-GAAP measures of Ciena’s gross margin, operating expense, operating profit, EBITDA, net income, and net income per share. These measures are not intended to be a substitute for financial information presented in accordance with GAAP. A reconciliation of non-GAAP measures used in this presentation to Ciena’s GAAP results for the relevant period can be found in the Appendix to this presentation. Additional information can also be found in our press release filed this morning and in our reports on Form 10-Q filed with the Securities and Exchange Commission. Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 2

Fiscal 2019 results Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 3

FY 2019 key achievements

We are taking market share and outperforming the competition

- Annual revenue growth significantly greater than the market at 15%
- Adjusted EPS growth of over 50%
- Expect to have gained at least 3% of global market share
- Top 10 customers include service providers, cable and web-scale spanning across three different regions

Our balance sheet is strong

- Free cash flow resulted in $351M or 75% of adjusted operating income
- Ended the year with over $1B in cash and investments
- Significant return of capital to shareholders with $150M used to repurchase shares during the year
- Ratings agency upgrades from Moody's and S&P

We are forcing the pace of innovation with the Adaptive Network

- WaveLogic roadmap extends beyond 400G and with multiple form factors
- Adaptive IP capabilities for Packet Networking to address fiber densification (5G & Fiber Deep)
- Blue Planet Automation Software portfolio and closed-loop automation capability strengthened with recent acquisition of Centina

* A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation.

Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary.

ciena | 4

FY 2019 financial highlights FY’19 FY’18 Revenue $3.57B $3.09B Adjusted Gross Margin* 43.7% 43.0% $1,092M $994M Adjusted Operating Expense* 30.6% / total revenue 32.1% / total revenue Adjusted Operating Margin* 13.1% 10.9% Adjusted EBITDA* $557M $421M Adjusted EPS* $2.11 $1.39 * A reconciliation of these non-GAAP measures to our GAAP results is included in the press release for the relative period. Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 5

FY 2019 operating metrics FY’19 FY’18 Cash and Investments $1,024M $953M Cash Flow from Operations $413M $229M DSO 82 days 92 days Inventory Turns 5.0 5.7 Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 6

Long-term financial targets score card Long-term target¹ FY’19 Actual Revenue 15.5% Adjusted Operating Margin 13.1%* Adjusted EPS >50%* Free cash flow 75% 1 Projections or outlook with respect to future operating results are only as of December 13, 2018, the date presented on the related earnings call. Actual results may differ materially from these forward-looking statements. Ciena assumes no obligation to update this information, whether as a result of new information, future events or otherwise. * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation. Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 7

Our extraordinary fiscal 2019 performance was driven by a combination of strategic execution and favorable dynamics Continued strategic execution ▪ Favorable competitive dynamics ▪ Customer trust in Ciena and strong relationships ▪ Subscale vendors struggled financially and with innovation ▪ Web-scale providers pursue quality products and a strong ▪ Competing products were late to roadmap market ▪ Service providers seek strong, ▪ Larger competitors faced long-term partners competing investment priorities ▪ Tier 1 service provider wins at a higher ▪ Web-scale spending has outpaced the rate ▪ Diversification as a result of broad overall market based geographies, market verticals and customers All the above resulted in intensified share gains Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 8

Market context Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 9

Market leadership

Ovum (TMT intelligence | informa)

#1 GLOBALLY
- DATA CENTER INTERCONNECT
- DATA CENTER INTERCONNECT for ICPs
- PURPOSE-BUILT/COMPACT MODULAR DCI
- SLTE WDM MARKET

#1 N. AMERICA
- TOTAL OPTICAL NETWORKING
- LH WDM
- METRO WDM

#2 GLOBALLY
- TOTAL OPTICAL NETWORKING
- LH WDM
- METRO WDM

Optical Networks Report, 3Q19
Data Center Interconnect Market Share Report, 3Q19

IHS Markit

#1 GLOBALLY
- OPTICAL EQUIPMENT VENDOR LEADERSHIP SP SURVEY
- OPTICAL NETWORK HARDWARE VENDOR SCORECARD
- CARRIER ETHERNET ACCESS DEVICES
- DATA CENTER INTERCONNECT
- PURPOSE-BUILT/COMPACT MODULAR DCI
- SLTE WDM MARKET

#1 N. AMERICA
- TOTAL OPTICAL NETWORKING
- CARRIER ETHERNET ACCESS DEVICES
- LH WDM
- METRO WDM

#2 GLOBALLY
- TOTAL OPTICAL NETWORKING
- LH WDM
- METRO WDM

Optical Networks Report, 3Q19
DCI Market Tracker, September 2019
Ethernet Access Devices Tracker, September 2019
Optical Network HW Vendor Scorecard, June 2019
Optical Equipment Vendor Leadership Global Service Provider Survey January 2019

Cignal AI (Active Insight)

#1 GLOBALLY
- PURPOSE-BUILT/COMPACT MODULAR DCI
- CLOUD & COLO MARKET
- SLTE WDM MARKET

#1 N. AMERICA
- TOTAL OPTICAL NETWORKING
- LH WDM
- METRO WDM

#2 GLOBALLY
- TOTAL OPTICAL NETWORKING
- LH WDM
- METRO WDM

Optical Hardware Report, 3Q19
Optical Customer Markets Report, 3Q19
Optical Hardware Applications Report, 3Q19

Dell'Oro Group

#1 GLOBALLY
- DATA CENTER INTERCONNECT
- DATA CENTER INTERCONNECT for ICPs
- PURPOSE-BUILT/COMPACT MODULAR DCI

#1 N. AMERICA
- TOTAL OPTICAL NETWORKING
- PACKET OPTICAL
- LH WDM
- METRO WDM

#2 GLOBALLY
- TOTAL OPTICAL NETWORKING
- NEXT-GEN OPTICAL
- PACKET OPTICAL
- LH WDM

Optical Networks Report, 3Q19

Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary.

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Several mega trends and the innovations that will enable them IoT & Cloud Data Center Connected Objects Fiber Deep (Cable/MSO) Mobility & 5G Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 11

Q4 fiscal 2019 results and competitive performance Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 12

Achieving balanced growth Driving the pace of innovation Delivering shareholder value ▪ Non-telco represented 39% of total ▪ TTM Adjusted R&D* investment was revenue $534M ▪ Direct web-scale contributed 20% of ▪ WaveLogic Ai has 146 total customers total revenue with 18 new wins in Q4 ▪ EMEA revenue up 24% YoY ▪ Waveserver has 155 customers with ▪ NA revenue up 21% YoY 13 new wins in Q4 * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation. Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 13

Q4 FY 2019 financial highlights Adjusted Operating Margin* * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation. Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 14

Q4 FY 2019 comparisons (year-over-year) Revenue Adj. Gross Margin* Adj. Operating Margin* (in millions) Q4 FY'18 Q4 FY'19 Q4 FY'18 Q4 FY'19 Q4 FY'18 Q4 FY'19 44.7% $968.0 43.8% 13.9% 13.3% $899.4 Adj. OpEx* Adj. EBITDA* Adj. EPS* (in millions) (in millions) Q4 FY'18 Q4 FY'19 Q4 FY'18 Q4 FY'19 Q4 FY'18 Q4 FY'19 $0.58 $295.3 $277.7 $151.6 $0.53 $145.8 Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation. 15

Revenue by segment (Amounts in millions) 44.7% 44.7% 43.9% 43.8% Q4 FY 2019 Q4 FY 2018 1,000.0 42.2% 45.0% 900.0 40.0% Revenue %** Revenue %** 800.0 Networking Platforms 35.0% 700.0 Converged Packet Optical $665.8 68.8 $646.4 71.9 30.0% Packet Networking 600.0 131.9 13.6 66.5 7.4 25.0% Total Networking Platforms 500.0 797.7 82.4 712.9 79.3 20.0% Platform Software and Services 41.2 4.3 56.6 6.3 400.0 16.2% 13.9% Blue Planet Automation Software and 12.7% 13.3% 15.0% 300.0 Services 16.6 1.7 10.7 1.2 9.6% 10.0% Global Services 200.0 Maintenance Support and Training 65.3 6.7 67.4 7.5 100.0 5.0% Installation and Deployment 36.5 3.8 39.3 4.4 0.0 0.0% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Consulting and Network Design 10.7 1.1 12.5 1.3 Total Global Services Networking Platforms Platform Software and Services 112.5 11.6 119.2 13.2 BP Automation Software and Services Global Services Total Adj. Operating Margin* Adj. Gross Margin* $968.0 100.0% $899.4 100.0% * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation. ** Denotes % of total revenue Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 16

Continued strength derived from non-telco revenue* Q4 FY 2019 Direct Webscale Cable Gov't, R&E & Enterprise 45% 40% 7% 35% 11.1% Direct Webscale 8% 7% 11.1% 30% 8% 8% Cable 25% 7% 19.8% 8.5% 9% 7% 20% Gov't, R&E, 8.5% Enterprise 15% 27% 10% 21% 19.8% 17% 19% 5% *represents 39.4% of total revenue in Q4 FY’19 0% Q4 FY'18 Q1 FY'19 Q2 FY'19 Q3 FY'19 Q4 FY'19 Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 17

Revenue by geographic region Q4 FY 2019 North America EMEA CALA APAC $1,000.0 10.3% $900.0 14% 4.4% $800.0 19% 16% 4% 4.4% North America 15.8% 10.3% $700.0 6% 17% 5% 18% 4% 13% Europe, Middle East $600.0 14% 15.8% and Africa 17% Caribbean and Latin $500.0 America 69.5% millions) (In $400.0 Asia Pacific 69.5% $300.0 64% 62% 67% 62% $200.0 $100.0 $- Q4 FY'18 Q1 FY'19 Q2 FY'19 Q3 FY'19 Q4 FY'19 Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 18

Q4 FY 2019 balance sheet and operating metrics DSO Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 19

Returning value to shareholders through strong capital allocation priorities Adj. R&D* R&D % Rev $50.0 $600 17.0% $45.0 $40.0 16.5% $500 $35.0 16.0% $400 $30.0 15.5% $25.0 $300 15.0% $20.0 $200 $15.0 14.5% $10.0 $100 14.0% $5.0 $0 13.5% $0.0 FY'15 FY'16 FY'17 FY'18 FY'19 Q4 FY'18 Q1 FY'19 Q2 FY'19 Q3 FY'19 Q4 FY'19 * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation. Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 20

Delivering profitability and total shareholder return Adjusted EPS 1YR Stock Return* 31.4% CAGR 80.0% $2.11 60.0% 40.0% $1.39 $1.14 20.0% $0.93 0.0% -20.0% -40.0% FY'16 FY'17 FY'18 FY'19 Ciena Acacia Cisco Infinera ADVA Juniper Nokia ADTRAN Source: company disclosures and S&P Capital IQ *1 year represents 11/1/18-10/31/19 Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 21

Q4 fiscal 2019 appendix Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 22

Q4 FY 2019 Q3 FY 2019 Q2 FY 2019 Q1 FY 2019 Q4 FY 2018 GAAP gross profit $419,696 $424,352 $374,677 $323,341 $398,075 Share-based compensation-products 748 781 702 637 705 Share-based compensation-services 715 783 907 770 651 Amortization of intangible assets 3,303 3,303 3,303 3,418 2,957 Total adjustments related to gross profit 4,766 4,867 4,912 4,825 4,313 Adjusted (non-GAAP) gross profit $424,462 $429,219 $379,589 $328,166 $402,388 Adjusted (non-GAAP) gross margin 43.8% 44.7% 43.9% 42.2% 44.7% Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 23

Operating Expense Reconciliation
(Amounts in thousands)

	Q4 FY 2019	Q3 FY 2019	Q2 FY 2019	Q1 FY 2019	Q4 FY 2018
GAAP operating expense	$326,494	$299,051	$294,357	$275,398	$302,205
Share-based compensation-research and development	3,287	3,560	4,083	3,391	3,385
Share-based compensation-sales and marketing	4,151	4,192	4,346	3,785	3,741
Share-based compensation-general and administrative	6,425	5,813	5,491	5,112	5,588
Amortization of intangible assets	5,222	5,529	5,529	5,528	4,654
Significant asset impairments and restructuring costs	12,842	5,355	4,068	2,273	1,460
Acquisition and integration costs, excluding share-based compensation	(735)	1,362	1,135	1,608	3,778
Legal settlement	-	-	-	137	1,929
Total adjustments related to operating expense	$31,192	25,811	$24,652	$21,834	$24,535
Adjusted (non-GAAP) operating expense	**$295,302**	**$273,240**	**$269,705**	**$253,564**	**$277,670**

Income from Operations Reconciliation
(Amounts in thousands)

	Q4 FY 2019	Q3 FY 2019	Q2 FY 2019	Q1 FY 2019	Q4 FY 2018
GAAP income from operations	$93,202	$125,301	$80,320	$47,943	$95,870
Total adjustments related to gross profit	4,766	4,867	4,912	4,825	4,313
Total adjustments related to operating expense	31,192	25,811	24,652	21,834	24,535
Total adjustments related to income from operations	35,958	30,678	29,564	26,659	28,848
Adjusted (non-GAAP) income from operations	**$129,160**	**$155,979**	**$109,884**	**$74,602**	**$124,718**
Adjusted (non-GAAP) operating margin	**13.3%**	**16.2%**	**12.7%**	**9.6%**	**13.9%**

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Net Income Reconciliation
(Amounts in thousands)

	Q4 FY 2019	Q3 FY 2019	Q2 FY 2019	Q1 FY 2019	Q4 FY 2018
GAAP net income	$80,331	$86,749	$52,738	$33,616	$63,977
Exclude GAAP provision (benefit) for income taxes	2,552	30,198	17,867	9,139	(10,224)
Income before income taxes	82,883	116,947	70,605	42,755	53,753
Total adjustments related to income from operations	35,958	30,678	29,564	26,659	28,848
Loss on extinguishment and modification of debt	-	-	-	-	13,887
Non-cash interest expense	-	-	-	-	727
Change in fair value of debt conversion liability	-	-	-	-	12,070
Adjusted income before income taxes	118,841	147,625	100,169	69,414	109,285
Non-GAAP tax provision on adjusted income before income taxes	28,403	35,282	23,940	16,590	28,272
Adjusted (non-GAAP) net income	**$90,438**	**$112,343**	**$76,229**	**$52,824**	**$81,013**
Weighted average basic common shares outstanding	154,852	155,488	156,170	156,314	143,659
Weighted average dilutive potential common shares outstanding[1]	156,612	157,455	158,289	158,174	157,745

Net Income per Common Share

	Q4 FY 2019	Q3 FY 2019	Q2 FY 2019	Q1 FY 2019	Q4 FY 2018
GAAP diluted net income per common share	$ 0.51	$ 0.55	$ 0.33	$ 0.21	$ 0.34
Adjusted (Non-GAAP) diluted net income per common share	**$ 0.58**	**$ 0.71**	**$ 0.48**	**$ 0.33**	**$ 0.53**

1. Weighted average dilutive potential common shares outstanding used in calculating adjusted (non-GAAP) diluted net income per common share for the fourth quarter of fiscal 2019 includes 1.8 million shares underlying certain stock options and stock unit awards.

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Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) Q4 FY 2019 Q3 FY 2019 Q2 FY 2019 Q1 FY 2019 Q4 FY 2018 Net income (GAAP) $ 80,331 $ 86,749 $ 52,738 $ 33,616 $ 63,977 Add: Interest expense 9,136 9,404 9,471 9,441 14,873 Less: Interest and other income (loss), net (1,183) 1,050 (244) 4,253 (13,357) Add: Loss on extinguishment and modification of debt - - - - (13,887) Add: Provision (benefit) for income taxes 2,552 30,198 17,867 9,139 (10,224) Add: Depreciation of equipment, building, furniture and fixtures, and amortization 22,505 22,076 21,482 21,513 21,110 of leasehold improvements Add: Amortization of intangible assets 8,525 8,832 8,832 8,947 7,611 EBITDA $ 124,232 $ 156,209 $ 110,634 $ 78,403 $ 124,591 Add: Shared-based compensation cost 15,290 15,084 15,607 13,755 14,076 Add: Significant asset impairments and restructuring costs 12,842 5,355 4,068 2,273 1,460 Add: Acquisition and integration costs (735) 1,362 1,135 1,608 3,778 Add: Legal settlement - - - 137 1,929 Adjusted EBITDA $ 151,629 $ 178,010 $ 131,444 $ 96,176 $ 145,834 Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 26